UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 30, 2012

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Star Gold Corp.

(Name of Small Business issuer in its charter)

Nevada	000-52711	27-0348508
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

611 E. Sherman Ave.

Coeur d’Alene ID 83814

(Address of principal executive offices)

208- 755-5374

(Registrant’s telephone number)

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Item 5.05

Amendments to the Registrant’s Code of Ethics or Waiver of a Provision of the Code of Ethics

On January 30, 2012, the Board of Directors approved a Code of Ethics which replaces the Financial Code of Ethics, originally filed as Exhibit 14 to the SB-2 Registration Statement filed June 14, 2007.  This Code of Ethics replaces in its entirety the original Financial Code of Ethics disclosed on June 14, 2007.  The Code of Ethics and Disclosure Policy is attached hereto as Exhibit 14.

Item 9.01

Financial Statements and Exhibits

Ex. 14

Code of Ethics and Disclosure Policy

Star Gold Corp.

/s/ Kelly Stopher

Kelly Stopher

Chief Financial Officer

January 31, 2012